                                                                  EXHIBIT 10.5

                              AMENDED AND RESTATED

                              US SECURITY AGREEMENT

                                      among

                               AEARO CORPORATION,

                            CABOT SAFETY CORPORATION,

                      CERTAIN OF ITS DOMESTIC SUBSIDIARIES

                                       and

                             BANKERS TRUST COMPANY,
                               as Collateral Agent

                            Dated as of July 11, 1995

                                       and

                              Amended and Restated

                                      as of

                                  May 30, 1996

05/24/96 1:05am
0000C79M.W51

                                                 TABLE OF CONTENTS

                                                                                                          Page
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ARTICLE I        SECURITY INTERESTS......................................................................  3
        1.1.     Grant of Security Interests.............................................................  3
        1.2.     Power of Attorney.......................................................................  3

ARTICLE II       GENERAL REPRESENTATIONS, WARRANTIES AND
                    COVENANTS............................................................................  4
        2.1.     Necessary Filings.......................................................................  4
        2.2.     No Liens................................................................................  4
        2.3.     Other Financing Statements..............................................................  4
        2.4.     Chief Executive Office; Records.........................................................  5
        2.5.     Location of Inventory and Equipment.....................................................  5
        2.6.     Recourse................................................................................  5
        2.7.     Trade Names; Change of Name.............................................................  6

ARTICLE III      SPECIAL PROVISIONS CONCERNING RECEIVABLES;
                    CONTRACT RIGHTS; INSTRUMENTS.........................................................  6
        3.1.     Additional Representations and Warranties...............................................  6
        3.2.     Maintenance of Records..................................................................  6
        3.3.     Direction to Account Debtors; Contracting
                    Parties; etc.........................................................................  7
        3.4.     Modification of Terms; etc..............................................................  7
        3.5.     Collection..............................................................................  7
        3.6.     Instruments.............................................................................  8

ARTICLE IV       SPECIAL PROVISIONS CONCERNING TRADEMARKS................................................  8
        4.1.     Additional Representations and Warranties...............................................  8
        4.2.     Infringements...........................................................................  9
        4.3.     Preservation of Marks...................................................................  9
        4.4.     Maintenance of Registration.............................................................  9
        4.5.     Future Registered Marks.................................................................  9
        4.6.     Remedies................................................................................ 10

                                       (i)

                                                                                                          Page
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ARTICLE V        SPECIAL PROVISIONS CONCERNING PATENTS,
                    COPYRIGHTS AND TRADE SECRETS......................................................... 10
        5.1.     Additional Representations and Warranties............................................... 10
        5.2.     Infringements........................................................................... 11
        5.3.     Maintenance of Patents.................................................................. 11
        5.4.     Prosecution of Patent Application....................................................... 11
        5.5.     Other Patents and Copyrights............................................................ 12
        5.6.     Remedies................................................................................ 12

ARTICLE VI       PROVISIONS CONCERNING ALL COLLATERAL.................................................... 12
        6.1.     Protection of Collateral Agent's Security............................................... 12
        6.2.     Further Actions......................................................................... 13
        6.3.     Financing Statements.................................................................... 13

ARTICLE VII      REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT............................................ 14
        7.1.     Remedies; Obtaining the Collateral Upon Default......................................... 14
        7.2.     Remedies; Disposition of the Collateral................................................. 15
        7.3.     Waiver of Claims........................................................................ 16
        7.4.     Application of Proceeds................................................................. 17
        7.5.     Remedies Cumulative..................................................................... 19
        7.6.     Discontinuance of Proceedings........................................................... 20

ARTICLE VIII     INDEMNITY............................................................................... 20
        8.1.     Indemnity............................................................................... 20
        8.2.     Indemnity Obligations Secured by Collateral; Survival................................... 21

ARTICLE IX       DEFINITIONS............................................................................. 22

ARTICLE X        MISCELLANEOUS........................................................................... 28
        10.1.    Notices................................................................................. 28
        10.2.    Waiver; Amendment....................................................................... 28
        10.3.    Obligations Absolute.................................................................... 29
        10.4.    Successors and Assigns.................................................................. 29
        10.5.    Headings Descriptive.................................................................... 29
        10.6.    Governing Law........................................................................... 29
        10.7.    Assignor's Duties....................................................................... 30
        10.8.    Termination; Release.................................................................... 30
        10.9.    Counterparts............................................................................ 31
        10.10.   The Collateral Agent.................................................................... 31
        10.11.   Additional Assignors.................................................................... 31

                                      (ii)

                                                                                                          Page
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        10.12.   Amendment and Restatement............................................................... 31

ANNEX A          Schedule of Chief Executive Offices/Record Locations
ANNEX B          Schedule of Inventory and Equipment Locations
ANNEX C          Schedule of Trade and Fictitious Names
ANNEX D          List of Marks
ANNEX E          List of Patents and Applications
ANNEX F          List of Copyrights and Applications
ANNEX G          Assignment of Security Interest in United
                   States Trademarks and Patents
ANNEX H          Assignment of Security Interest in
                   United States Copyrights

                                      (iii)

                                                                    EXHIBIT 10.5

                   AMENDED AND RESTATED US SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated as of July 11, 1995 and amended and restated as of May 30, 1996, among each of the undersigned (each an "Assignor" and, collectively, the "Assignors") and Bankers Trust Company, as Collateral Agent (the "Collateral Agent") for the benefit of the Secured Creditors (as defined below). Except as otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below shall be used herein as so defined.

                              W I T N E S S E T H :

                  WHEREAS, Aearo Corporation (f/k/a Cabot Safety Holdings Corporation) ("Holdings"), Cabot Safety Corporation (f/k/a Cabot Safety Acquisition Corporation) (the "Company"), each Subsidiary Borrower (together with the Company, each a "Borrower" and, collectively, the "Borrowers"), the Banks party thereto from time to time (the "Banks") and Bankers Trust Company, as Administrative Agent (together with any successor agent, the "Administrative Agent," and together with the Collateral Agent and the Banks, the "Bank Creditors"), have entered into a Credit Agreement, dated as of July 11, 1995 and amended and restated as of May 30, 1996 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Company, all as contemplated therein;

                  WHEREAS, the Borrowers may from time to time be party to (or guaranty the obligations of one or more of their Subsidiaries under) one or more
(i) interest rate protection agreements, interest rate cap agreements, interest rate collar agreements or other similar agreements or arrangements, (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time with an Other Creditor (as hereinafter defined) (collectively, the "Interest Rate Protection Agreements or Other Hedging Agreements"), with a Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Other Creditors," and together with the Bank Creditors, the "Secured Creditors").

                                                                    EXHIBIT 10.5
                                                                         Page 2

                  WHEREAS, pursuant to Section 12 of the Credit Agreement, the Company has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of (i) the Subsidiary Borrowers under or with respect to the Credit Documents and (ii) each of its Subsidiaries under or with respect to the Interest Rate Protection Agreements or Other Hedging Agreements entered into by such Subsidiaries;

                  WHEREAS, pursuant to Section 12 of the Credit Agreement, Holdings has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of (i) the Company under or with respect to the Credit Documents and (ii) the Subsidiary Borrowers under or with respect to the Credit Documents;

                  WHEREAS, pursuant to the Amended and Restated US Subsidiary Guaranty, each Domestic Subsidiary of the Company has jointly and severally guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of (i) the Borrowers under or with respect to the Credit Documents, subject to the limitations contained in the Amended and Restated US Subsidiary Guaranty, and (ii) the Company and each other Subsidiary of the Company under or with respect to the Interest Rate Protection Agreements or Other Hedging Agreements entered into by the Company or such other Subsidiaries;

                  WHEREAS, the Assignors have heretofore entered into a Security Agreement, dated as of July 11, 1995 (as amended, modified or supplemented prior to the date hereof, the "Original US Security Agreement");

                  WHEREAS, it is a condition precedent to the extensions of credit under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

                  WHEREAS, each Assignor desires to execute this Agreement (i) to satisfy the condition described in the preceding paragraph and (ii) to amend and restate the Original US Security Agreement;

                  NOW, THEREFORE, in consideration of the benefits accruing to each Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:

                                                                    EXHIBIT 10.5
                                                                         Page 3

                                    ARTICLE I

                               SECURITY INTERESTS

                  1.1. Grant of Security Interests. (a) Subject to the limitations contained in paragraph 1.1(c) and as security for the prompt and complete payment and performance when due of all of the Obligations of such Assignor, each Assignor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) all Patents, (vii) all Copyrights, (viii) all computer programs of such Assignor and all intellectual property rights therein and all Proprietary Information and Trade Secrets of such Assignor, (ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments, (x) the Cash Collateral Account and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account, and (xi) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

                  (b) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Assignor may acquire at any time during the continuation of this Agreement.

                  (c) Notwithstanding any other provision of this Amended and Restated US Security Agreement, the aggregate amount of the Obligations of the Assignors (other than Holdings and the Company) secured hereby, including without limitation, obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities and expenses payable by such Assignors under any Credit Documents, Interest Rate Protection Agreement or Other Hedging Agreement, shall in no event exceed the aggregate principal amount of (i) all Original Term Loans (or the Dollar Equivalent thereof) outstanding from time to time, as such Original Term Loans have been repaid pursuant to Sections 4.02(b) and (c) of the Credit Agreement plus (ii) all Revolving Loans (or the Dollar Equivalent thereof).

                  1.2. Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of a Noticed Event of Default (in the name of such

                                                                    EXHIBIT 10.5
                                                                         Page 4

Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Creditors, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

                  Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                  2.1. Necessary Filings. With the exception of Collateral described in Sections 1.01(a)(vii) and (viii) which must be specially recorded in a patent, trademark or copyright office (or the equivalent) of an applicable jurisdiction, all filings, registrations and recordings necessary or appropriate to create, preserve and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of the Collateral have been accomplished and the security interest granted to the Collateral Agent pursuant to this Agreement in and to the Collateral constitutes, upon satisfaction of such filings, registrations and recordings, a perfected security interest therein prior to the rights of all other Persons therein (other than any such rights pursuant to Permitted Liens) and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

                  2.2. No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral pledged by it hereunder free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens and licenses of Patents, Marks and other intellectual property to certain Wholly-Owned Subsidiaries, either directly or indirectly, of Cabot Safety Acquisition Corporation), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein (other than in connection with Permitted Liens) adverse to the Collateral Agent.

                  2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any juris-

                                                                    EXHIBIT 10.5
                                                                         Page 5

diction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or in connection with Permitted Liens.

                  2.4. Chief Executive Office; Records. As of the date hereof, the chief executive office of such Assignor is located at the address indicated on Annex A hereto for such Assignor. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. A complete set of books of account and records of such Assignor relating to the Receivables and the Contract Rights are, and will continue to be, kept at such chief executive office, at one or more of the other record locations set forth on Annex A hereto for such Assignor or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above or such new location established in accordance with the last sentence of this Section 2.4. No Assignor shall establish new locations for such offices until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.5. Location of Inventory and Equipment. As of the date hereof, all Inventory and Equipment held by each Assignor is located at one of the locations shown on Annex B hereto for such Assignor. Each Assignor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) any one of the locations shown on Annex B hereto, or such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5. Any Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security

                                                                    EXHIBIT 10.5
                                                                         Page 6

interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                  2.6. Recourse. This Agreement is made with full recourse to each Assignor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Assignor contained herein, in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

                  2.7. Trade Names; Change of Name. As of the date hereof, no Assignor has or operates in any jurisdiction under, or in the preceding 12 months has had or has operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name and such other trade or fictitious names as are listed on Annex C hereto for such Assignor. No Assignor shall change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto for such Assignor and new names established in accordance with the last sentence of this Section 2.7. No Assignor shall assume or operate in any jurisdiction under any new trade, fictitious or other name until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all action reasonably requested by the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

                  3.1. Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto are what they purport to be in all material respects, and that such Receivable will, to the best knowledge of such Assignor, evidence true and valid obligations of the account debtor named therein.

                  3.2. Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense, records of its Receivables and Contracts and such Assignor will make the same available on an Assignor's premises to the Collateral Agent for inspection,

                                                                    EXHIBIT 10.5
                                                                         Page 7

at such Assignor's own cost and expense, at any and all reasonable times upon reasonable prior notice to such Assignor. Upon the occurrence and during the continuance of an Event of Default and at the reasonable request of the Collateral Agent, such Assignor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Assignor). If the Collateral Agent so directs, upon the occurrence and during the continuance of an Event of Default such Assignor shall legend, in form and manner satisfactory to the Collateral Agent, the Receivables and the Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

                  3.3. Direction to Account Debtors; Contracting Parties; etc. Upon the occurrence and during the continuance of a Noticed Event of Default, and if the Collateral Agent so directs any Assignor, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (x) and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Assignor. Without notice to or assent by any Assignor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in
Section 7.4 of this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the relevant Assignor or the Collateral Agent, shall be borne by the relevant Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor; provided, that the failure by the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this
Section 3.3.

                  3.4. Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except in accordance with such Assignor's reasonable business practices.

                                                                    EXHIBIT 10.5
                                                                         Page 8

                  3.5. Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, if incurred by an Assignor or the Collateral Agent, shall be borne by the relevant Assignor.

                  3.6. Instruments. If any Assignor owns or acquires any Instrument (other than, in the case of Cabot Safety Intermediate Corporation, the Swedish Note) having a principal amount of $2,000,000 or more constituting Collateral, such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder, but only to the extent that such Instrument has not been delivered pursuant to the US Pledge Agreement.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

                  4.1. Additional Representations and Warranties. Each Assignor represents and warrants that, as of the date hereof, it is the true and lawful owner of all right, title and interest to or otherwise has the right to use the registered Marks listed in Annex D hereto for such Assignor and that, as of the date hereof, said listed Marks constitute all the marks and applications for marks registered in the United States Patent and Trademark Office (or the equivalent Canadian and United Kingdom offices) that such Assignor presently owns or uses in connection with its business. Each Assignor represents and warrants that it owns, is licensed to use or otherwise has the right to use all material Marks that it uses. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any trademark, service mark or trade name in any respect which could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole. Each Assignor represents and warrants that except as listed on Annex D, as of the date hereof, it is the beneficial and record owner of all trademark registrations and applications listed in Annex D hereto for such Assignor and that said registrations are valid and subsisting, and

                                                                    EXHIBIT 10.5
                                                                         Page 9

that such Assignor is not aware of any third-party claim that any of said registrations in respect of any material Mark is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of a Noticed Event of Default, any document which may be required by the United States Patent and Trademark Office (or the equivalent Canadian and United Kingdom offices) in order to effect an absolute assignment of all right, title and interest in each Mark, and record the same.

                  4.2. Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who such Assignor believes is infringing or diluting or otherwise violating in any material respect any of such Assignor's rights in and to any material Mark, or with respect to any party claiming that such Assignor's use of any material Mark violates in any material respect any property right of that party. Each Assignor further agrees to prosecute any Person infringing any material Mark in accordance with reasonable business practices.

                  4.3. Preservation of Marks. Each Assignor agrees to use its Marks as required in each of the applicable jurisdictions during the time in which this Agreement is in effect, sufficiently to preserve such Marks (and any registrations thereto) as trademarks or service marks under the laws of the United States and any other applicable law; provided, that no Assignor shall be obligated to preserve any Mark in the event such Assignor determines, in its reasonable business judgment, that the preservation of such Mark is no longer desirable in the conduct of its business.

                  4.4. Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. Sections 1051 et seq. (or the equivalent laws of Canada and the United Kingdom) to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office (or the equivalent Canadian and United Kingdom offices) for all of its registered Marks pursuant to 15 U.S.C. Sections 1058(a), 1059 and 1065 (or the equivalent laws of Canada and the United Kingdom), and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent; provided, that no Assignor shall be obligated to maintain any Mark in the event that such Assignor determines, in its reasonable business judgment, that the maintenance of such Mark is no longer necessary or desirable in the conduct of its business.

                                                                    EXHIBIT 10.5
                                                                        Page 10

                  4.5. Future Registered Marks. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office (or the equivalent Canadian and United Kingdom offices), within 60 days of receipt of such certificate, such Assignor shall deliver to the Collateral Agent a copy of such certificate, and an assignment for security in such Mark, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security in such Mark to the Collateral Agent hereunder, the form of such security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  4.6. Remedies. If a Noticed Event of Default shall occur and be continuing, the Collateral Agent may take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, and the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 hereof to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency;
(ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and
(iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office (or the equivalent Canadian and United Kingdom offices) to the Collateral Agent.


                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                      PATENTS, COPYRIGHTS AND TRADE SECRETS

                  5.1. Additional Representations and Warranties. Each Assignor represents and warrants that, as of the date hereof, it is the true and lawful owner of all rights in (i) all material Trade Secrets and Proprietary Information necessary to operate the business of such Assignor, (ii) the Patents listed in Annex E hereto for such Assignor and that said Patents

                                                                    EXHIBIT 10.5
                                                                        Page 11

constitute all the patents and applications for patents that such Assignor owns on the date hereof and (iii) the Copyrights listed in Annex F hereto for such Assignor and that said Copyrights constitute all registrations of copyrights and applications for copyright registrations that such Assignor owns on the date hereof. Each Assignor further warrants that it has no knowledge of any third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any patent or any copyright or such Assignor has misappropriated any Trade Secret or Proprietary Information, in each case in any respect which could reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of Holdings and its Subsidiaries taken as a whole. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of a Noticed Event of Default, any document which may be required by the United States Patent and Trademark Office (or the equivalent Canadian and United Kingdom offices) or the United States Copyright Office (or the equivalent Canadian and United Kingdom offices) in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and to record the same.

                  5.2. Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement, contributing infringement or active inducement to infringe in any material respect any material Patent or Copyright or to any claim that the practice of any material Patent or the use of any material Copyright violates in any material respect any property right of a third party, or with respect to any misappropriation of any material Trade Secret Right or any claim that practice of any material Trade Secret Right violates in any material respect any property right of a third party. Each Assignor further agrees, to the extent consistent with reasonable business practices, to prosecute any Person infringing any Patent or Copyright or any Person misappropriating any Trade Secret Right.

                  5.3. Maintenance of Patents. At its own expense, each Assignor shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. Section 41 (or the equivalent laws of Canada and the United Kingdom) to maintain in force rights under each Patent, absent prior written consent of the Collateral Agent; provided, that no Assignor shall be obligated to maintain any Patent in the event such Assignor determines, in its reasonable business judgment, that the maintenance of such Patent is no longer necessary or desirable in the conduct of its business.

                  5.4. Prosecution of Patent Application. At its own expense, each Assignor shall diligently prosecute all applications for Patents for such Assignor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent

                                                                    EXHIBIT 10.5
                                                                        Page 12

written consent of the Collateral Agent; provided, that no Assignor shall be obligated to prosecute any application in the event such Assignor determines, in its reasonable business judgment, that the prosecuting of such application is no longer necessary or desirable in the conduct of its business.

                  5.5. Other Patents and Copyrights. Within 60 days of the acquisition or issuance of a Patent, registration of a Copyright, or acquisition of a registered copyright, the relevant Assignor shall deliver to the Collateral Agent a copy of said Copyright or certificate or registration of said patents, as the case may be, with an assignment for security as to such Patent or Copyright, as the case may be, to the Collateral Agent and at the expense of such Assignor, confirming the assignment for security, the form of such assignment for security to be substantially the same as the form hereof or in such other form as may be reasonably satisfactory to the Collateral Agent.

                  5.6. Remedies. If a Noticed Event of Default shall occur and be continuing, the Collateral Agent may take any or all of the following actions: (i) declare the entire right, title, and interest of such Assignor in each of the Patents and Copyrights vested in the Collateral Agent for the benefit of the Secured Creditors, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 hereof to execute, cause to be acknowledged and notarized and to record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

                  6.1. Protection of Collateral Agent's Security. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at such Assignor's own expense to the extent and in the manner provided in the Secured Debt Agreements; all policies or certificates with respect to such insurance (and any other insurance maintained by such Assignor)
(i) shall be endorsed to the Collateral Agent's reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the

                                                                    EXHIBIT 10.5
                                                                        Page 13

Collateral Agent as additional insured and loss payee) and (ii) shall state that such insurance policies shall not be cancelled without 30 days' prior written notice thereof (or 10 days' in the case of non-payment of premium) by the insurer to the Collateral Agent; and certified copies of such policies or certificates with respect thereto shall be deposited with the Collateral Agent. If any Assignor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if any Assignor shall fail to so endorse and deposit all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation), upon prior written notice to such Assignor, to procure such insurance and such Assignor agrees to promptly reimburse the Collateral Agent for all costs and expenses of procuring such insurance. The Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 hereof except as otherwise provided by the Credit Agreement. Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

                  6.2. Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

                  6.3. Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary or desirable in the reasonable opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the UCC as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                                                    EXHIBIT 10.5
                                                                        Page 14

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

                  7.1. Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if a Noticed Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

                 (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent;

                (iii) withdraw all monies, securities and instruments in the Cash Collateral Account and/or in any other cash collateral account for application to the Obligations in accordance with Section 7.4 hereof;

                 (iv) sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, or direct the relevant Assignor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;

                 (v) take possession of the Collateral or any part thereof, by directing the relevant Assignor in writing to deliver the same to the Collateral Agent at any place or places reasonably designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                           (x) forthwith cause the same to be moved to the place
                  or places so designated by the Collateral Agent and there delivered to the Collateral Agent;

                                                                    EXHIBIT 10.5
                                                                        Page 15

                           (y) store and keep any Collateral so delivered to the
                  Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2 hereof; and

                           (z) while the Collateral shall be so stored and kept,
                  provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

                 (vi) license or sublicense, whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its reasonable judgment determine;

it being understood that each Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. The Secured Creditors agree that this Agreement may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Banks and that no other Secured Creditor shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Creditors upon the terms of this Agreement.

                  7.2. Remedies; Disposition of the Collateral. Any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Assignor which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration

                                                                    EXHIBIT 10.5
                                                                        Page 16

at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

                  7.3. Waiver of Claims. Except as otherwise provided in this Agreement, (i) EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and (ii) each Assignor hereby further waives, to the extent permitted by law:

                  (a) all damages occasioned by such taking of possession except any damages which arise from the Collateral Agent's gross negligence or willful misconduct;

                  (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

                  (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

                                                                    EXHIBIT 10.5
                                                                        Page 17

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

                  7.4. Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the US Pledge Agreement or any Mortgage executed by the Company or any Assignor requires proceeds of collateral under such Security Documents to be applied in accordance with the provisions of this Agreement, the Pledgee or Mortgagee under such other Security Document) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                  (i) first, to the payment of all Obligations owing the Collateral Agent of the type provided in clauses (iii) and (iv) of the definition of Obligations;

                 (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

                (iii) third, to the extent proceeds remain after the application pursuant to preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

                 (iv) fourth, to the extent proceeds remain after the application pursuant to preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.8(a) hereof, to the relevant Assignor or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid

                                                                    EXHIBIT 10.5
                                                                        Page 18

amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Document Obligations, all obligations and liabilities of each Assignor arising out of or in connection with the principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued under the Credit Agreement, and all Fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection Agreements or Other Hedging Agreements, (other than indemnities, fees (including, without limitation, attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

                  (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be returned by the Administrative Agent to the Collateral Agent for distribution in accordance with
Section 7.4(a) hereof.

                                                                    EXHIBIT 10.5
                                                                        Page 19

                  (e) Except as set forth in Section 7.4(d) hereof, all payments required to be made hereunder shall be made (x) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

                  (f) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Other Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from a Representative for an Other Creditor or directly from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection or Other Hedging Agreements are in existence.

                  (g) It is understood and agreed that the Assignors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses (i) through (iv), inclusive, of Section 7.4(a) hereof.

                  7.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the other Secured Debt Agreements or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on any Assignor in any case

                                                                    EXHIBIT 10.5
                                                                        Page 20

shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

                  7.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.

                                  ARTICLE VIII

                                    INDEMNITY

                  8.1. Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each other Secured Creditor and their respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any other Secured Debt Agreement or any other document executed in connection herewith or therewith or in any other way connected with the administration of the transactions contemplated hereby or thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort

                                                                    EXHIBIT 10.5
                                                                        Page 21

(including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent caused by the gross negligence or willful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of any expenses, the relevant Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the relevant Assignor of any such assertion of which such Indemnitee has knowledge.

(b) Without limiting the application of Section 8.1(a) hereof, each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

                  (c) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, such Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  8.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                   DEFINITIONS

                  The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                                                                    EXHIBIT 10.5
                                                                        Page 22

                  "Administrative Agent" shall have the meaning provided in the recitals of this Agreement.

                  "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

                  "Assignor" shall have the meaning provided in the first paragraph of this Agreement.

                  "Bank Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Banks" shall have the meaning provided in the recitals of this Agreement.

                  "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

                  "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Class" shall have the meaning provided in Section 10.2 of this Agreement.

                  "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

                  "Collateral Agent" shall have the meaning provided in the first paragraph of this Agreement.

                  "Company" shall have the meaning provided in the recitals of this Agreement.

                  "Contract Rights" shall mean all rights of any Assignor (including, without limitation, all rights to payment) under each Contract.

                  "Contracts" shall mean all contracts between any Assignor and one or more additional parties, in each case to the extent, but only to the extent, that the grant by such Assignor of a security interest pursuant to this Agreement in its right, title and interest in such contract is not prohibited by such contract, does not require the consent of any other party thereto, would not give any other party to such contract the right to terminate its obli-

                                                                    EXHIBIT 10.5
                                                                        Page 23

gations thereunder, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from the other parties thereto (it being understood that the foregoing shall not be deemed to obligate such Assignor to obtain such consents); provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Assignor of a security interest pursuant to this Agreement in any money or other amounts due or to become due under any such contract.

                  "Copyrights" shall mean any United States, Canadian and United Kingdom copyright owned (or subject to the rights of ownership) by any Assignor, including any registrations of any copyright, in the United States Copyright Office (or the equivalent Canadian and United Kingdom offices), as well as any application for a copyright registration now or hereafter made with the United States Copyright Office (or the equivalent Canadian and United Kingdom offices) by any Assignor.

                  "Credit Agreement" shall have the meaning provided in the recitals of this Agreement.

                  "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

                  "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

                  "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, movable trade fixtures and vehicles now or hereafter owned by any Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                  "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations after the expiration of any applicable grace period.

                                                                    EXHIBIT 10.5
                                                                        Page 24

                  "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

                  "Instrument" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

                  "Interest Rate Protection Agreements or Other Hedging Agreements" shall have the meaning provided in the recitals of this Agreement.

                  "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

                  "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on any Assignor's property.

                  "Marks" shall mean any United States, Canadian and United Kingdom trademarks, service marks and trade names now owned, subject to a right of ownership or hereafter acquired by any Assignor, including any registration of, or application for, any trademarks and service marks in the United States Patent and Trademark Office (or the equivalent Canadian and United Kingdom offices), and any trade dress including logos and/or designs used by any Assignor in the United States, Canada and the United Kingdom.

                  "Noticed Event of Default" shall mean (i) an Event of Default with respect to any Assignor under Section 9.05 of the Credit Agreement and (ii) any other Event of

                                                                    EXHIBIT 10.5
                                                                        Page 25

Default in respect of which the Collateral Agent has given the Company notice that such Event of Default constitutes a "Noticed Event of Default."

                  "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of each Assignor now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which such Assignor is a party and the due performance and compliance by each Assignor with the terms of each such Credit Document (all such obligations and liabilities under this clause (i), except to the extent consisting of Other Obligations, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of each Assignor now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement (including, without limitation, all obligations and liabilities of such Assignor under the US Subsidiary Guaranty in respect of Interest Rate Protection Agreements or Other Hedging Agreements) (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iv) in the event of any proceeding for the collection or enforcement of any obligations or liabilities referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and
(v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement.

                  "Original US Security Agreement" shall have the meaning provided in the recitals.

                  "Other Creditors" shall have the meaning provided in the recitals of this Agreement.

                   "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article 9.

                  "Patents" shall mean any United States, Canadian and United Kingdom patent owned, subject to a right of ownership by or hereafter acquired by any Assignor and any divisions, continuations, reissues, reexaminations, extensions or renewals thereof, as well

                                                                    EXHIBIT 10.5
                                                                        Page 26

as any application for a United States, Canadian and United Kingdom patent now or hereafter made by any Assignor or subject to a right of ownership in such Assignor.

                  "Primary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

                  "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Proprietary Information" means all information and know-how worldwide, including, without limitation, technical data, manufacturing data, research and development data, manufacturing data, research and development data, data relating to compositions, processes and formulations, manufacturing and production know-how and experience, management know-how, training programs, manufacturing, engineering and other drawings, specifications, performance criteria, operating instructions, maintenance manuals, technology, technical information, software, engineering and computer data and databases, design and engineering specifications, catalogs, promotional literature and financial, business and marketing plans, inventions and invention disclosures.

                  "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods, the sale of which gave rise

                                                                    EXHIBIT 10.5
                                                                        Page 27

thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

                  "Representative" shall have the meaning provided in Section 7.4(e) of this Agreement.

                  "Requisite Creditors" shall have the meaning provided in
Section 10.2 of this Agreement.

                  "Secondary Obligations" shall have the meaning provided in
Section 7.4(b) of this Agreement.

                  "Secured Creditors" shall have the meaning provided in the recitals of this Agreement.

                  "Secured Debt Agreements" shall mean and include this Agreement, the other Credit Documents and the Interest Rate Protection Agreements or Other Hedging Agreements.

                  "Termination Date" shall have the meaning provided in Section 10.8(a) of this Agreement.

                  "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of the Assignor worldwide whether written or not written.

                                    ARTICLE X

                                  MISCELLANEOUS

                                                                    EXHIBIT 10.5
                                                                        Page 28

                  10.1. Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed as follows:

                  (a) if to any Assignor, at its address set forth opposite its signature below;

                  (b) if to the Collateral Agent:

                      Bankers Trust Company
                      130 Liberty Street
                      New York, New York  10006
                      Attention:  Christopher Kinslow
                      Telephone No.:  (212) 250-7671
                      Facsimile No.:  (212) 250-7218

                  (c) if to any Bank Creditor, at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (d) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to each Assignor and the Collateral Agent; or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

                  10.2. Waiver; Amendment. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Assignor directly affected thereby and the Collateral Agent (with the consent of (x) either the Required Banks (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Banks) at all times prior to the time at which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations have been paid in full); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Bank Cred-

                                                                   EXHIBIT 10.5
                                                                        Page 29

itors as holders of the Credit Document Obligations or (y) the Other Creditors fas the holders of the Other Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Banks and (y) with respect to the Interest Rate Protection Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

                  10.3. Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Assignor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any Secured Debt Agreement or any security for any of the Obligations whether or not any Assignor shall have notice or knowledge of any of the foregoing.

                  10.4. Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and the Secured Creditors and their respective successors and assigns. All agreements, statements, representations and warranties made by each Assignor herein or in any certificate or other instrument delivered by such Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement and the other Secured Debt Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

                  10.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                  10.6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  10.7. Assignor's Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner

                                                                    EXHIBIT 10.5
                                                                        Page 30

to perform or fulfill any of the obligations of each Assignor under or with respect to any Collateral.

                  10.8. Termination; Release. (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination) and the Collateral Agent, at the request and expense of the respective Assignor, will promptly execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Total Commitment and all Interest Rate Protection Agreements or Other Hedging Agreements have been terminated, no Note is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all other Obligations then due and payable have been paid in full.

                  (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 8.02 of the Credit Agreement or is otherwise released at the direction of the Required Banks (or all the Banks if required by Section 13.12 of the Credit Agreement), the Collateral Agent, at the request and expense of such Assignor, will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not been theretofore been released pursuant to this Agreement.

                  (c) At any time that the respective Assignor desires that the Collateral be released as provided in the foregoing Section 10.8(a) or (b), it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer of such Assignor stating that the release of the respective Collateral is permitted pursuant to Section 10.8(a) or (b) hereof.

                  10.9. Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Assignor and the Collateral Agent.

                                                                    EXHIBIT 10.5
                                                                        Page 31

                  10.10. The Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth in this Agreement and in Section 11 of the Credit Agreement.

                  10.11. Additional Assignors. It is understood and agreed that any Subsidiary of the Company that is required to execute a counterpart of this Agreement pursuant to the Credit Agreement shall automatically become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                  10.12. Amendment and Restatement. Upon the execution and delivery of this Agreement by the parties hereto, the Original US Security Agreement shall be amended and restated in its entirety by this Agreement, effective as of the date hereof, with all rights, obligations and security interests continuing from the date thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

Address:

c/o Cabot Safety Corporation           AEARO CORPORATION
One Washington Mall

Boston, MA 01550
Telephone No. (617) 371-4200
Telecopy No.  (617) 371-4233            By_____________________________________

                                          Title:

Attention:  General Counsel

with a copy to:

c/o Cabot Safety Corporation           CABOT SAFETY CORPORATION
One Washington Mall
Boston, MA 01550
Telephone No. (617) 371-4200
Telecopy No.  (617) 371-4233           By______________________________________

                                         Title:

Attention:  General Counsel

with a copy to:

Vestar Equity Partners, L.P.
245 Park Avenue
New York, NY  10167
Telephone No. (212) 949-6500
Telecopy No. (212) 808-4922
c/o Cabot Safety Corporation           EASTERN SAFETY EQUIPMENT CO., INC.
One Washington Mall
Boston, MA 01550
Telephone No. (617) 371-4200
Telecopy No.  (617) 371-4233           By______________________________________

                                         Title:

Attention:  General Counsel

with a copy to:

Vestar Equity Partners, L.P.
245 Park Avenue
New York, NY  10167
Telephone No. (212) 949-6500
Telecopy No. (212) 808-4922

c/o Cabot Safety Corporation           CABOT SAFETY INTERMEDIATE
One Washington Mall                     CORPORATION
Boston, MA 01550
Telephone No. (617) 371-4200
Telecopy No.  (617) 371-4233           By______________________________________

                                         Title:

Attention:  General Counsel

with a copy to:

Vestar Equity Partners, L.P.
245 Park Avenue
New York, NY  10167
Telephone No. (212) 949-6500
Telecopy No. (212) 808-4922
c/o Cabot Safety Corporation           CSC FSC, INC.
One Washington Mall
Boston, MA 01550
Telephone No. (617) 371-4200
Telecopy No.  (617) 371-4233           By______________________________________

                                         Title:

Attention:  General Counsel

with a copy to:

Vestar Equity Partners, L.P.
245 Park Avenue
New York, NY  10167
Telephone No. (212) 949-6500
Telecopy No. (212) 808-4922

                                       BANKERS TRUST COMPANY,
                                        as Collateral Agent


                                       By______________________________________
                                         Title:

                                                                        ANNEX A
                                                                             to
                                                                       SECURITY
                                                                      AGREEMENT

                       SCHEDULE OF CHIEF EXECUTIVE OFFICES
                           AND OTHER RECORD LOCATIONS

         COMPANY                     ADDRESS             PRINCIPAL FUNCTION

                                                                        ANNEX A

                                                                        ANNEX B
                                                                             to
                                                                       SECURITY
                                                                      AGREEMENT

                              SCHEDULE OF INVENTORY
                             AND EQUIPMENT LOCATIONS

                                                                        OWNED/
COMPANY             ADDRESS             PRINCIPAL FUNCTION              LEASED

                                                                        ANNEX C
                                                                             to
                                                                       SECURITY
                                                                      AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

                                                                        ANNEX D
                                                                             to
                                                                       SECURITY
                                                                      AGREEMENT

                                  LIST OF MARKS

                                                                        ANNEX E
                                                                             to
                                                                       SECURITY
                                                                      AGREEMENT

                        LIST OF PATENTS AND APPLICATIONS

                                                                        ANNEX F
                                                                             to
                                                                       SECURITY
                                                                      AGREEMENT

                       LIST OF COPYRIGHTS AND APPLICATIONS

                                                                         ANNEX G
                                                                              to
                                                                        SECURITY
                                                                       AGREEMENT

                         ASSIGNMENT OF SECURITY INTEREST
                     IN UNITED STATES TRADEMARKS AND PATENTS

         FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [Name of Assignor], a __________ corporation ("the Assignor") with principal offices at ____________________________, hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in (i) all of the Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all of the Assignor's rights, title and interest in and to the United States patents and patent applications (the "Patents") set forth on Schedule B attached, in each case together with (iii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents,
(iv) the goodwill of the businesses with which the Marks are associated and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

         THIS ASSIGNMENT is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement among the Assignor, the other assignors from time to time party thereto and the Assignee, dated as of July 11, 1995 and amended and restated as of May 30, 1996 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the

                                                                         ANNEX G
                                                                          Page 2

Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Assignment.

         This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                        ANNEX G
                                                                        Page 3

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____ day of _________, 199__.

                                         [NAME OF ASSIGNOR],
                                       as Assignor


                                         By
                                            ------------------------------------
                                            Title:


                                         BANKERS TRUST COMPANY, as
                                          Collateral Agent, Assignee


                                         By
                                            ------------------------------------
                                            Title:

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )

         On this ____ day of _________, 199_, before me personally came ________ _________________ who, being by me duly sworn, did state as follows: that [s]he is _______________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.




                                                     -------------------------
                                                     Notary Public

STATE OF NEW YORK                   )
                                    )  ss.:
COUNTY OF NEW YORK                  )


         On this ____ day of _________, 199_, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Bankers Trust Company, that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.




                                                    ----------------------------
                                                    Notary Public

                                                                      SCHEDULE A



MARK                             REG. NO.                        REG. DATE

                                                                      SCHEDULE B



PATENT                           PATENT NO.                      ISSUE DATE

                                                                         ANNEX H
                                                                              to
                                                                        SECURITY
                                                                       AGREEMENT

                         ASSIGNMENT OF SECURITY INTEREST
                           IN UNITED STATES COPYRIGHTS




         WHEREAS, [Name of Assignor], a _______________ corporation (the "Assignor"), having its chief executive office at ____________________________ , __________________________, is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;

         WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at One Bankers Trust Plaza, New York, NY 10006 (the "Assignee"), desires to acquire a security interest in said copyrights and copyright registrations and applications therefor; and

         WHEREAS, the Assignor is willing to assign to the Assignee, and to grant to the Assignee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of July 11, 1995 and amended and restated as of May 30, 1996, made by the Assignor, the other assignors from time to time party thereto and the Assignee (as amended from time to time, the "Security Agreement"), the Assignor hereby assigns to the Assignee, and grants to the Assignee a security interest in the copyrights and copyright registrations and applications therefor set forth in Schedule A attached hereto.

         This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                                                         ANNEX H
                                                                          Page 2



         Executed at New York, New York, the __ day of _________, 199_.



                                      [NAME OF ASSIGNOR]

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      BANKERS TRUST COMPANY

                                      By
                                         ---------------------------------------
                                         Name:
                                         Title:

STATE OF NEW YORK                   )
                                    ) ss.:
COUNTY OF NEW YORK                  )

         On this __ day of _________, 199_, before me personally came _________________________, who being duly sworn, did depose and say that [s]he is ___________________ of [Name of Assignor], that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.




                                                     -------------------------
                                                     Notary Public

                                                                      SCHEDULE A



                                 U.S. COPYRIGHTS

REGISTRATION                      PUBLICATION
   NUMBERS                            DATE                      COPYRIGHT TITLE